Exhibit 99.1

DPL INC.

AMENDED AND RESTATED

LONG-TERM INCENTIVE PLAN — PERFORMANCE/RESTRICTED SHARES AGREEMENT

(Granted Under the 2006 Equity and Performance Incentive Plan)

This Amended and Restated Long-Term Incentive Plan — Performance/Restricted Shares Agreement (this “Agreement”) is made as of                       , 20    between DPL Inc., an Ohio corporation (“DPL”), and                                   , an employee of DPL or its Subsidiaries (the “Grantee”).

WHEREAS, effective as of                                    , 20   , DPL and the Grantee entered into a Long-Term Incentive Plan — Performance/Restricted Shares Agreement (the “Agreement”) to set forth the terms and conditions applicable to Performance Shares and Restricted Shares granted to the Grantee under the 2006 Equity and Performance Incentive Plan (the “Plan”).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto hereby agree as follows:

ARTICLE I  - GRANT OF PERFORMANCE SHARES

Section 1.1  Performance Shares Granted.  Subject to the terms of the Plan, DPL hereby grants to the Grantee a targeted number of performance shares equal to                  (the “Target Performance Shares”), payment of which depends on DPL’s performance as set forth in this Agreement and in the Statement of Performance Goals (the “Statement of Performance Goals”) approved by the Compensation Committee of DPL’s Board of Directors (the “Committee”).

Section 1.2  Performance Measure.  The Grantee’s right to receive all, any portion of, or more than, the Target Performance Shares will be contingent upon the achievement of specified levels of Total Shareholder Return Relative to Peers (“TSR Relative to Peers”), as set forth in the Statement of Performance Goals and will be measured over the period January 1, 20     through December 31, 20     (the “Performance Period”).

ARTICLE II  - EARNING OF PERFORMANCE SHARES

Section 2.1  Below Threshold.  If, upon the conclusion of the Performance Period, TSR Relative to Peers for the Performance Period falls below the threshold level, as set forth in the Performance Matrix contained in the Statement of Performance Goals, no performance shares for the Performance Period shall become earned.

Section 2.2  Between Threshold and Intermediate Threshold.  If, upon the conclusion of the Performance Period, TSR Relative to Peers equals or exceeds the threshold level, but is less than the intermediate threshold level, as set forth in the

Performance Matrix contained in the Statement of Performance Goals the Target Performance Shares shall become earned based on performance during the Performance Period, as determined by mathematical interpolation between 25% of the targeted Performance Shares and 50% of the targeted Performance Shares.

Section 2.3 Between Intermediate Threshold and Target.  If, upon the conclusion of the Performance Period, TSR Relative to Peers equals or exceeds the intermediate threshold level, but is less than the target level, as set forth in the Performance Matrix contained in the Statement of Performance Goals the Target Performance Shares shall become earned based on performance during the Performance Period, as determined by mathematical interpolation between 50% of the targeted Performance Shares and 100% of the targeted Performance Shares.

Section 2.4 Between Target and Intermediate.  If, upon the conclusion of the Performance Period, TSR Relative to Peers equals or exceeds the target level, but is less than the intermediate level, as set forth in the Performance Matrix contained in the Statement of Performance Goals the Target Performance Shares shall become earned based on performance during the Performance Period, as determined by mathematical interpolation between 100% of the targeted Performance Shares and 150% of the targeted Performance Shares.

Section 2.5  Between Intermediate and Maximum.  If, upon the conclusion of the Performance Period, TSR Relative to Peers equals or exceeds the intermediate level, but is less than the maximum level, as set forth in the Performance Matrix contained in the Statement of Performance Goals the Target Performance Shares shall become earned based on performance during the Performance Period, as determined by mathematical interpolation between 150% of the targeted Performance Shares and 200% of the targeted Performance Shares.

Section 2.6  Equals or Exceeds Maximum.  If, upon the conclusion of the Performance Period, TSR Relative to Peers for the Performance Period equals or exceeds the maximum level, as set forth in the Performance Matrix contained in the Statement of Performance Goals, 200% of the Target Performance Shares shall become earned.

Section 2.7  Conditions; Determination of Earned Award.  Except as otherwise provided herein, the Grantee’s right to receive any performance shares is contingent upon his or her remaining in the continuous employ of DPL or a Subsidiary through the end of the Performance Period.  For purposes of this Agreement, the continuous employ of the Grantee shall not be considered interrupted or terminated in the case of sick leave, military leave or any other leave of absence approved by DPL or in the case of transfers between locations of DPL and its Subsidiaries.  Following the Performance Period, the Committee (or the independent members of the Board of Directors) shall determine whether and to what extent the goals relating to TSR Relative to Peers have been satisfied for the Performance Period and shall determine the number of performance shares that shall have become earned hereunder.

ARTICLE III — GRANT OF TIME-VESTED RESTRICTED SHARES

Subject to the terms of the Plan, DPL hereby grants to the Grantee a targeted number of time-vested restricted shares equal to                  (the “Target Restricted Shares”), payment of which depends on Grantee remaining in the continuous employ of DPL or a Subsidiary through the end of the Performance Period, except as otherwise provided herein.

ARTICLE IV  - CHANGE OF CONTROL

If a Change of Control (as defined in the Plan) occurs during the Performance Period, but before the payment of any performance shares or restricted shares as set forth in Article VIII below, DPL shall pay to the Grantee, as soon as practicable following the Change of Control, a pro rata number of both the Target Performance Shares and the Target Restricted Shares (with all holding periods waived) based on the number of full months that have elapsed during the Performance Period prior to the Change of Control and the remaining performance shares and restricted shares will be forfeited; provided, however, if the event triggering the right to payment under this Article IV does not constitute a permitted distribution event under Section 409A(a)(2) of the Code, then notwithstanding anything in Article IV or VIII to the contrary, issuance of the Common Shares will be made, to the extent necessary to comply with Section 409A of the Code, to the Grantee on the earlier of (a) the Grantee’s “separation from service” with DPL (determined in accordance with Section 409A); and further provided, that if the Grantee is a “specified employee” (within the meaning of Section 409A), the Grantee’s date of issuance of the Common Shares shall be the date that is the first day of the seventh month after the date of the Grantee’s separation of service with DPL; (b) the date the payment would otherwise occur under this Agreement (to the extent it constitutes a permitted distribution event); or (c) the Grantee’s death.

ARTICLE V  - DISABILITY OR DEATH

If the Grantee’s employment with DPL or a Subsidiary terminates during the Performance Period, but before the payment of any performance shares or restricted shares as set forth in Article VIII below due to (a) “disability” (as defined in DPL’s long-term disability plan) or (b) death, DPL shall pay to the Grantee or his or her executor or administrator, as the case may be, as soon as practicable following such termination of employment, a pro rata number of both the Target Performance Shares and Target Restricted Shares (with all holding periods waived) based on the number of full months during the Performance Period during which the Grantee was employed by DPL and the remaining performance shares and restricted shares will be forfeited; provided, however, if the event triggering the right to payment under this Article V does not constitute a permitted distribution event under Section 409A(a)(2) of the Code, then notwithstanding anything in Article V or VIII to the contrary, issuance of the Common Shares will be made, to the extent necessary to comply with Section 409A of the Code, to the Grantee on the earlier of (a) the Grantee’s “separation from service” with DPL (determined in accordance with Section 409A); and further provided, that if the Grantee is a “specified employee” (within the meaning of Section 409A), the Grantee’s date of issuance of the Common Shares shall be the date that is the first day of the seventh month after the date of the Grantee’s separation of service with DPL; (b) the date the payment would otherwise occur under this Agreement (to the extent it constitutes a permitted distribution event); or (c) the Grantee’s death.

ARTICLE VI  - RETIREMENT

If the Grantee’s employment with DPL or a Subsidiary terminates during the Performance Period, but before the payment of any performance shares or restricted shares as set forth in Article VIII below due to the Grantee’s retirement approved by the Committee or the Board, DPL shall pay to the Grantee, as soon as practicable following the end of the Performance Period, the performance shares and restricted shares (with all holding periods waived) to which the Grantee would have been entitled under Articles II and III above, had the Grantee remained employed by DPL through the end of the Performance Period, prorated based on the number of full months during the Performance Period during which the Grantee was employed by DPL and the remaining performance shares and restricted shares will be forfeited.

ARTICLE VII  - FORFEITING OF PERFORMANCE SHARES AND RESTRICTED SHARES

If the Grantee’s employment with DPL or a Subsidiary terminates before the end of the Performance Period for any reason other than as set forth in Articles IV, V and VI above, the performance shares and restricted shares will be forfeited.

ARTICLE VIII  - PAYMENT OF PERFORMANCE SHARES AND RESTRICTED SHARES

Payment of any performance shares or restricted shares that become earned as set forth herein will be made in the form of Common Shares.  Except as otherwise provided in Articles IV and V, payment will be made as soon as practicable after the last fiscal year of the Performance Period and the determination by the Committee (or the independent members of the Board of Directors) of the level of attainment of TSR Relative to Peers, but in no event shall such payment occur after two and a half months from the end of the Performance Period.  Performance shares and restricted shares will be forfeited if they are not earned at the end of the Performance Period and, except as otherwise provided in this Agreement, if the Grantee ceases to be employed by DPL or a Subsidiary at any time prior to such shares becoming earned at the end of the Performance Period.  Except as otherwise provided in Articles IV, V and VI, each Common Share earned by the Grantee as a result of a Grantee’s prior award of Target Restricted Shares shall be subject to a one (1) year holding period.  During such holding period, the Grantee shall continue to earn dividends on said Common Shares and shall have the right to vote such Common Shares.  To the extent that DPL or any Subsidiary is required to withhold any federal, state, local or foreign tax in connection with the payment of earned performance shares or restricted shares pursuant to this Agreement, it shall be a condition to the receipt of such performance shares or restricted shares that the Grantee make arrangements satisfactory to DPL or such Subsidiary for payment of such taxes required to be withheld.  This tax withholding obligation shall be satisfied by DPL first withholding performance shares, then, in the absence of sufficient performance shares, restricted shares otherwise payable pursuant to this award will be withheld.

ARTICLE IX  - DIVIDENDS

Except as provided in Section 12.5 below, no dividends shall be accrued or earned with respect to the performance shares or restricted shares until such performance shares or restricted shares are earned by the Grantee as provided in Articles II and III hereof.

ARTICLE X  - NON-ASSIGNABILITY

The performance shares, restricted shares and the Common Shares subject to this grant are personal to the Grantee and may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of by the Grantee until they become earned as provided in this Agreement; provided, however, that the Grantee’s rights with respect to such performance shares, restricted shares and Common Shares may be transferred by will or pursuant to the laws of descent and distribution.  Any purported transfer or encumbrance in violation of the provisions of this Article X shall be void, and the other party to any such purported transaction shall not obtain any rights to or interest in such performance shares, restricted shares or Common Shares.

ARTICLE XI  - ADJUSTMENTS

In the event of any change in the number of Common Shares by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, or in the event of a stock dividend, stock split, or distribution to shareholders (other than normal cash dividends), the Committee shall adjust the number and class of shares subject to outstanding Target Performance Shares, Target Restricted Shares and Deferred Units (as defined below) and other value determinations applicable to outstanding Target Performance Shares, Target Restricted Shares and Deferred Units.  No adjustment provided for in this Article XI shall require DPL to issue any fractional share.

ARTICLE XII  - DEFERRAL

Section 12.1  Ability to Defer.  The Grantee may elect to defer receipt of all or any portion of the earned performance shares or restricted shares, which will be credited to a bookkeeping account in the Grantee’s name.

Section 12.2  Elections.  An election pursuant Section 12.1 must be made in writing and delivered to DPL within 30 days of the date of grant of such performance shares or restricted shares, provided that the election is made at least twelve months in advance of the earliest date on which the performance shares or restricted shares could be earned.  If the Grantee does not file an election form by the specified date, he or she will receive the performance shares or restricted shares when they otherwise would have been paid pursuant to Article VIII.

Section 12.3  Crediting to Accounts.  If a Grantee elects to defer receipt of the earned performance shares or restricted shares, there will be credited to the

Grantee’s account as of the day such Common Shares underlying the earned performance shares or restricted shares (subject to a one (1) year holding period) would have been paid, a number of deferred units (the “Deferred Units”) equal to the number of Common Shares that would otherwise have been delivered to the Grantee pursuant to Article VIII on such date.  The Deferred Units credited to the Grantee’s account (plus any additional shares credited pursuant to Section 12.5 below) will represent the number of Common Shares that DPL will issue to the Grantee at the end of the deferral period.  All Deferred Units will be 100% vested at all times.

Section 12.4  Deferral Period.  The Deferred Units will be subject to a deferral period beginning on the date of crediting to the Grantee’s account and ending upon such period as the Grantee may have elected.  The period of deferral will be for a minimum period of one year, except in the case where the Grantee elects a deferral period determined by reference to his or her termination of employment.  For purposes of this Agreement, a Grantee’s termination of employment shall be the Grantee’s separation from service with DPL within the meaning of Section 409A of the Code (the “separation from service”).  The Grantee may elect payment in a lump sum or payment in equal installments.  The right to the series of installment payments is to be treated as a right to a series of separate payments and not to the entitlement to a single payment.  The Grantee may change the period of deferral by filing a subsequent election with DPL at least twelve months before the date of the previously elected payment date and the newly elected payment date (or payment commencement date) must be at least five years after the previously elected payment date (or the previously elected payment commencement date); provided, however, that such modification shall not be effective until at least twelve months after the date on which such modification was made.  During the deferral period, the Grantee will have no right to transfer any rights under his or her Deferred Units and, except as set forth in Section 12.5, will have no other rights of ownership therein.  If the period of deferral is linked to the Grantee’s termination of employment and if the Grantee’s termination of employment occurs within the first year of deferral, those Deferral Units that were previously restricted shares subject to a one (1) year holding period may not be transferred by the Grantee until the holding period expires.

Section 12.5  Dividend Equivalents.  The Grantee’s account will be credited as of the last day of each calendar quarter with that number of additional Deferred Units equal to the amount of cash dividends paid by DPL during such quarter on the number of Common Shares equivalent to the number of Deferred Units in the Grantee’s account from time to time during such quarter divided by the Market Value per Share of one Common Share based upon the average closing price of a DPL Common Share for a thirty day period immediately preceding the last day of the calendar quarter. Such dividend equivalents, which will likewise be credited with dividend equivalents, will be deferred until the end of the deferral period for the Deferred Units with respect to which the dividend equivalents were credited.

Section 12.6  Early Payment.  Notwithstanding the foregoing provisions, (i) if, upon the Grantee’s termination of employment, the value of the Grantee’s account is less than $500, the amount of the Grantee’s account will be immediately paid to the Grantee in Common Shares (with all holding periods as to restricted shares waived), (ii) if a Change of Control occurs, the amount of the Grantee’s account will immediately be paid to the Grantee in full in Common Shares (with all holding periods as to restricted shares waived) and (iii) in the event of an unforeseeable emergency, as defined in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), that is caused by an event beyond the control of the Grantee and that would result in severe financial hardship to the Grantee if acceleration was not permitted, the Committee will accelerate the payment of Common Shares to the Grantee in the Grantee’s account (with all holding periods as to restricted shares waived), but only up to the amount necessary to meet the emergency.  The foregoing notwithstanding, to the extent the Grantee has a right to receive payment pursuant to clause (ii) above and the event triggering the right to payment does not constitute a permitted distribution event under Section 409A(a)(2) of the Code, then upon such Change of Control, issuance of the Common Shares will be made, to the extent necessary to comply with Section 409A of the Code, to the Grantee on the earliest of (a) the Grantee’s separation from service; provided, however, that if the Grantee is a “specified employee” (within the meaning of Section 409A), the Grantee’s date of issuance of the Common Shares shall be the date that is six months after the date of the Grantee’s separation from service with DPL; (b) the date the payment would otherwise occur under this Agreement (to the extent it constitutes a permitted distribution event); or (c) the Grantee’s death.

ARTICLE XIII  - COMPLIANCE WITH SECTION 409A OF THE CODE

To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Grantee.  This Agreement and the Plan shall be administered in a manner consistent with this intent.  References to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

ARTICLE XIV - MISCELLANEOUS

Section 14.1  Interpretation.  The contents of this Agreement are subject in all respects to the terms and conditions of the Plan as approved by the Board of Directors and the shareholders of DPL, which are controlling.  The interpretation and construction by the Board and/or the Committee of any provision of the Plan or this Agreement shall be final and conclusive upon the Grantee, the Grantee’s estate, executor, administrator, beneficiaries, personal representative and guardian and DPL and its successors and assigns.  Unless otherwise indicated, the capitalized terms used in this Agreement shall have the same meanings as set forth in the Plan.

Section 14.2  Fractional Shares.  Any fractional share earned under this Agreement will be rounded up or down to the nearest whole share.

Section 14.3  No Right to Employment.  The grant of the performance shares and restricted shares is discretionary and will not be considered to be an employment contract or a part of the Grantee’s terms and conditions of employment or of the Grantee’s salary.

Section 14.4  Successors and Assigns.  This Agreement, and the terms and conditions of the Plan, shall bind, and inure to the benefit of the Grantee, the Grantee’s estate, executor, administrator, beneficiaries, personal representative and guardian and DPL and its successors and assigns.

Section 14.5  Governing Law.  This Agreement shall be governed by the laws of the State of Ohio (but not including the choice of law rules thereof).

Section 14.6  Amendment.  Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto.  The terms and conditions of this Agreement may not be modified, amended or waived, except by an instrument in writing signed by a duly authorized executive officer at DPL.  Notwithstanding the foregoing, no amendment shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s consent.

ARTICLE XV  - NOTICES

All notices under this Agreement to DPL must be delivered personally or mailed to DPL at its principal office, addressed to the attention of the Corporate Secretary.  DPL’s address may be changed at any time by written notice of such change to the Grantee.  All notices under this Agreement to the Grantee will be delivered personally or mailed to the Grantee at his or her address as shown from time to time in DPL’s records.

IN WITNESS WHEREOF, the parties hereto have duly executed this Long- Term Incentive Plan — Performance/Restricted Shares Agreement, or caused this Long-Term Incentive Plan — Performance/Restricted Shares Agreement to be duly executed on their behalf, as of the day and year first above written.

DPL INC.

By:
Name:
Title:

Grantee